GOLDMAN SACHS TRUST

Administration, Capital, Institutional, Preferred,

Select, Service, and Drexel Hamilton Class Shares (as applicable) of

Goldman Sachs Financial Square Money Market Fund and

Goldman Sachs Financial Square Prime Obligations Fund

(the “Funds”)

Supplement dated April 19, 2024 to the

Prospectuses, Summary Prospectuses and Statements of Additional Information (“SAI”),

each dated March 29, 2024, each as supplemented to date

At a meeting held on April 16-17, 2024, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Goldman Sachs Financial Square Money Market Fund and Goldman Sachs Financial Square Prime Obligations Fund (the “Funds”), each a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Funds and their shareholders to liquidate the Funds. The Funds are expected to be liquidated on or about September 16, 2024 (the “Liquidation Date”), pursuant to Plans of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Shares of the Funds will no longer be available for purchase as of the close of business on August 16, 2024, except that existing shareholders of the Funds may continue to purchase shares of the Funds until September 9, 2024. To the extent there are any dividend or distribution payments made prior to the Liquidation Date with respect to the Funds, they will continue to be paid either in cash, in additional shares of the Funds, or in shares of other Goldman Sachs Funds, depending on each shareholder’s current election, as disclosed in the Prospectuses.

Liquidation of Assets. The Funds may depart from their stated investment objectives and policies as they prepare to liquidate and distribute their assets to shareholders. It is anticipated that the Funds’ portfolios will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. In connection with the liquidation, all outstanding shares of the Funds on the Liquidation Date will be automatically redeemed by the Funds. Each shareholder of record of a Fund on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets plus accrued and unpaid earnings of the Fund at the time of liquidation. The liquidation of a Fund’s portfolio may result in increased transaction costs, which must be borne by the Fund and its shareholders and may result in higher capital gains for taxable shareholders. Shareholders should contact their tax advisers concerning the tax consequences of the liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof, as provided in the Prospectuses. Shareholders of the Goldman Sachs Financial Square Prime Obligations Fund may also exchange their shares for certain shares of other Goldman Sachs Funds at net asset value without imposition of an initial sales charge. Exchanges are not permitted from or into the Goldman Sachs Financial Square Money Market Fund.

Certain shareholders may redeem all or a portion of their shares of the Funds before the Liquidation Date, and as a result the Funds and their remaining shareholders may experience adverse effects. These shareholder redemptions may also negatively impact a Fund’s net asset value per share.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

FSMMPOSTK 04-24